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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                  Each person whose signature appears below constitutes and
appoints Wayne R. Hellman and/or Louis S. Fisi his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign the Form S-1
Registration Statement, any amendments thereto or any new registration statement filed pursuant to Rule 462(b) and any amendments thereto, and to file the same with exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.
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         SIGNATURE                                         TITLE                    DATE
         ---------                                         -----                    ----
/s/ WAYNE R. HELLMAN                                  Chief Executive            June 3, 1997
------------------------------------                Officer and Director
Wayne R. Hellman



/s/ LOUIS S. FISI                                 Executive Vice President,      June 3, 1997
------------------------------------               Secretary and Director
Louis S. Fisi


/s/ NICHOLAS R. SUCIC                       Chief Financial Officer, Vice
------------------------------------            President and Treasurer          June 3, 1997
Nicholas R. Sucic


/s/ THEODORE A. FILSON                                    Director               June 3, 1997
------------------------------------
Theodore A. Filson

/s/ FRANCIS H. BEAM                                       Director               June 3, 1997
------------------------------------
Francis H. Beam
                                                          Director               June ____, 1997

------------------------------------
Susumu Harada

/s/ A GORDON TUNSTALL                                     Director               June 3, 1997
------------------------------------
A Gordon Tunstall


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